UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

STRATEGIC INTERNET INVESTMENTS, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	33-28188	84-1116458
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

24 First Avenue, P.O. Box 918, Kalispell, MT 59903
(Address of principal executive offices)

Registrant's telephone number, including area code: 760-536-8383

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 20, 2013, Strategic Internet Investments Incorporated (the ‘‘Company’’) signed a Memorandum of Understanding (the "MOU") with the following parties: Gary Keeley, Anjum Ahmed, Kevin O’Brien, Milton Thompson and G7 Entertainment Limited (“G7”), a non-arms length private British Columbia Corporation majority controlled by Mr. Abbas Salih, president and CEO of SIII.  The MOU sets out the terms and conditions that will allow SIII to acquire  up to a majority 80% interest in a private company that will be formed as Special Purpose Vehicle (the “SPV”), in return for funding up to USD $4 million of the SPV’s initial business development.

The SPV will acquire the exclusive worldwide intellectual property (IP) licensing rights, permitting it to design, manufacture (outsourced), market and license out secure RFiD (Radio Frequency Identification) patented security authorization systems developed and patented by Mr. Milton Thompson.

A copy of the Memorandum of Understanding is attached hereto in Appendix 1 and a copy of the Company’s news release announcing the signing of the MOU is attached hereto as Appendix 2.

Appendix 1

MEMORANDUM OF UNDERSTANDING
(The “MOU”)

February 25, 2013

Mr Abbas Salih’
President
G7 Entertainment Limited
250-1090 West Georgia Street
Vancouver, V6E 3V7

Mr Gary Keeley
186 Alderbrook Park
Ashbourne, Ireland

Mr Kevin O’Brian
The Mount, Kilcock, Kildare

Mr Anjum Ahmed
6 Hill Top Drive
Hale Altrincham, Cheshire  WA15 0JN

Mr. Milton Thompson

Dear Mr. Salih:

This MOU confirms your and our mutual intentions with respect to the transaction described herein whereby Strategic Internet Investments, Inc. (“SIII”) will have the right to acquire a majority interest in a newly formed private company, a Special Purpose Vehicle (herein after referred to as the “SPV”) by funding the SPV’s initial business development.

The formation of the SPV is outlined in a Memorandum Of Understanding signed and dated for reference 11 January, 2013 among the following parties; G7 Entertainment Inc., Gary Keeley, Anjum Ahmed, Milton Thompson and Kevin O’Brien, (herein after referred to as the “Jan 11th 2013 MOU”) attached to this MOU as “Appendix A” and by this reference made a part hereof .

The SPV will acquire the exclusive intellectual property (IP) licensing rights, permitting it to, design, manufacture (outsourced), market and license out secure RFiD patented security authorization systems developed and patented by Mr. Milton Thompson.  A preliminary business plan titled, “RFiD Security Authorization System” dated Monday, 4 February, 2013 has been prepared outlining the current business that the SPV plans to develop and this preliminary business plan is attached to this MOU as “Appendix B” and by this reference made a part hereof.

This letters sets forth the terms and conditions agreed to date by the parties, which terms will allow SIII to earn a majority interest in the SPV.

This document, in and of itself, does not represent an enforceable legal contract.

1.	Terms. The principal terms of the proposed transaction would be substantially as follows:

(a)	Adoption of the terms of Jan 11th, 2013 MOU

The terms of the Jan 11th 2013 MOU are hereby agreed to be specifically incorporated and adopted as recognized terms under this MOU.

(b)	Business Development Funding.

i.	SIII intends to raise USD $ 2 million over a period of six months to fund the business development of the SPV in exchange for an initial 60% interest in the SPV.

ii.	SIII shall have the right to earn up to an additional 20% interest (the “Additional 20% Interest”) in the SPV for cumulative total interest of 80% of the outstanding capital stock of the SPV by funding the SPV with and additional USD $ 2 million which funding may be invested by SIII in tranches where any tranche invested by SIII would earn a prorate shares of the Additional 20% Interest.

iii.	SIII shall have a first right of refusal on the potential sale of shares of the SPV by any shareholder of the SPV and shall, at its sole discretion, have the option to make payment to any SPV selling shareholder in any combination of cash and/or shares of SIII’s common stock at fair market value, defined as the 10 consecutive day average closing price of SIII’s Stock as quoted on the OTC Market Place less a 10% discount.

(c)	Definitive Purchase Agreement. All of the terms and conditions of the proposed transaction would be stated in formal agreement, to be negotiated, agreed and executed by the Parties to this MOU. No party intends to be bound by any oral or written statements or correspondence concerning the formal agreement arising during the course of negotiations, notwithstanding that the same may be expressed in terms signifying a partial, preliminary or interim agreement between the parties.

(d)	Conduct in Ordinary Course. In addition to the conditions discussed herein and any others to be contained in a definitive written purchase agreement (the “Purchase Agreement”), consummation of the acquisition would be subject to having conducted your business in the ordinary course during the period between the date hereof and the date of closing and there having been no material adverse change in your business, financial condition or prospects.

2.	Due Diligence. The Partis to this MOU agree to cooperate with SIII's due diligence investigation of the Business and to provide the Purchaser and its representatives with prompt and reasonable access to key employees and to books, records, contracts and other information pertaining to the Business.

3.	Non-Arm’s Length Transaction. The parties agree and acknowledge that this is a non-arm’s length transaction, on the basis that G7 and SIII share certain board members and that the amount of consideration in section 1(b) reflects fair market values.

5.	Miscellaneous. This letter constitutes the entire understanding and agreement between the parties and their affiliates with respect to its subject matter and supersedes all prior or contemporaneous agreements, representations, warranties and understandings of such parties (whether oral or written). This letter may be amended only by written agreement, signed by the parties to be bound by the amendment. This letter shall be construed according to its fair meaning and not strictly for or against either party.

If you are in agreement with the terms of this letter agreement, please date and sign in the spaces provided below and return a signed copy to Strategic Internet Investments, Inc. Upon receipt of a signed copy of this letter, we will proceed with our plans to inform the public with a mandatory public News Release and work towards consummating the transaction in a timely manner.

Sincerely,

Strategic Internet Investments, Inc.

By:      “Fred Schultz”                        Date signed: February 20, 2013
            Fred Schultz, Director

ACCEPTED AND AGREED

G7 Entertainment Limited

By:          “Abbas Salih”                    Date signed: February 20, 2013
Title:      President

“Gary Keeley”                    Date signed: February 20, 2013

“Anjum Ahmed”                 Date signed: February 20, 2013

“Kevin O’Brian”                Date signed: February 20, 2013

“Milton Thompson”          Date signed: February 20, 2013

APPENDIX A

Memorandum Of Understanding signed by G7 Entertainment Inc., Gary Keeley, Anjum Ahmed, Milton Thompson and Kevin O’Brien and dated for reference 11 January 2013,

Available up request or at the Company’s web site www.siiincorporated.com

APPENDIX B

Business Plan Titled, “RFiD Security Authorization System” dated Monday, 4 February, 2013

Available up request or at the Company’s web site www.siiincorporated.com

APPENDIX 2

STRATEGIC INTERNET INVESTMENTS INC.

February 26, 2013	News Release #1-08
Shares issued: 25,660,326	Symbol: SIII
Sec # 33 – 28188	Exchange: OTC: BB

NEWS RELEASE

STRATEGIC INTERNET INVESTMENT, INCORPORATED ANNOUNCES A MEMORANDUM OF UNDERSTANDING FOR THE DEVELOPMENT OF PATENTED RFiD SECURITY AUTHORIZATION SYSTEMS BUSINESS DEVELOPMENT

Vancouver, B.C., February 26, 2013 - Strategic Internet Investment, Incorporated (the “Company”), (“OTC: BB SIII”), is pleased to report that it has signed a Memorandum of Understanding (the "MOU") with the following parties: Gary Keeley, Anjum Ahmed, Kevin O’Brien, Milton Thompson and G7 Entertainment Limited (“G7”), a non-arms length private British Columbia Corporation majority controlled by Mr. Abbas Salih, president and CEO of SIII. The MOU sets out the terms and conditions that will allow SIII to acquire up to a majority 80% interest in a private company that will be formed as Special Purpose Vehicle (the “SPV”), in return for funding up to USD $4 million of the SPV’s initial business development.

The SPV will acquire the exclusive worldwide intellectual property (IP) licensing rights, permitting it to design, manufacture (outsourced), market and license out secure RFiD (Radio Frequency Identification) patented security authorization systems developed and patented by Mr. Milton Thompson.

This patented technology to be licensed by the SPV is considered to be highly marketable and useful for the securing of all wireless security transactions, and also in the securing of systems in EACS (Electronic Access Control Systems). The security authorization system is a means for securing data transfer without the need for user interaction. The technology uses RFiD components along with governing software which incorporates digital rolling code and pseudo random number generation, which work in coordination with synchronised or intermittent time windows. This patented technology offers a level of security at an optimum level, and due to its fundamental design, will allow for a competitive pricing structure concerning its multiple applications. There are many concerns currently with RFiD technology, particularly regarding its lack of robust security (i.e. current systems are prone to oscillation, cloning and the unauthorised release of personal information or data), however this technology is superior to existing systems, and although it may involve current security methods which incorporate data encryption, will supersede such methods and allow for the dispelling of these concerns.

The unique RFiD chips or RFiD component devices associated with the system, enable the card holder to securely use their credit card, and prevent it from being misused if lost or stolen. The technology is also designed to prevent eavesdropping, whereby the unique secure wireless signals act as an automatic wireless security pin device for the genuine holder's ease of use, and whereupon the software of the system governs crucial dynamic data alteration upon each transmission. This technology also acts as a security protection system that genuinely protects credit card holder's transactions, and the credit card readers of prospective clients, from a broad range of fraudulent misuse. The technology essentially provides the possibility of a range of security systems whereby even if all pertinent details are stolen by a hacker, future transactions are nevertheless impossible as the details or security code will have been changed as upon each transmission.

The SPV will also specialise in the development and design of patented EACS systems targeted for the commercial and industrial sectors. Global trends dictate that RFiD technology is one of the fastest growing sectors in the world today, and is currently found in many areas of business such as in logistics and manufacturing. A main concern regarding its use in the workplace, is again with its lack of robust security and the goal is to correct this situation by providing a number of company wireless security products, which shall be both relatively easy to implement, and cost-effective.  The SPV will seek to develop products which offer several card and RFiD component based systems, which will be database backed, and shall operate access using these system components, together with user-pin keypad entry, thus providing access systems with a comparable level of security to the systems of market competitors, such as those involved in biometrics, though nevertheless allowing for a vast reduction in costs which span from system development to end-of-line consumer pricing, and also offering many advantages both in terms of system implementation and maintenance.

Another developing area of its use of course is in NFC payments (mobile phone and banking transactions), internet banking and IT finance, and these areas will feature heavily in the SPV’s future development.  There are currently products on the market using RFiD technology to secure these areas and the SPV intends to introduce this patented technology to fully protect such systems, as well as producing their own products in these fields.

SIII management wishes to caution shareholders and investors that the MOU document, in and of itself, does not represent an enforceable legal contract. It is, by nature, a preliminary document and although binding, the business arrangement outlined requires that all Parties to the MOU complete more formal agreements containing the details of the business arrangement.

SIII intends to fund the SPV’s business development by securing funding by way of equity and or debt financing and cannot predict with any certainty whether such funding efforts will be successful, and therefore provides a cautionary statement that the success of the contemplated acquisition cannot be assured.

Details of the MOU can be viewed on the Appendix of this News Release and will be available on the Company’s website.

For further information contact:
Strategic Internet Investments, Inc.
406-552-1170
Email: info@siiincorporated.com
www.siiincorporated.com

 Statements regarding financial matters in this press release other than historical facts are “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The company intends that such statements about the Company's future expectations, including future revenues and earnings, and all other forward-looking statements be subject to the safe harbors created thereby. Some of the factors that could cause actual results to differ from expected or desired results are funding not being secured, agreements not being completed in a timely manner, political climates and other issues. Since these statements involve risks and uncertainties and are subject to change at any time, the Company's actual results may differ materially from expected results.

24 First Avenue, P.O. Box 918, Kali spell, MT  59903  Telephone: 406-552-1170

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Internet Investments, Incorporated
(Registrant)

Date: February 26, 2013	/s/ Fred Schultz
Fred Schultz Director